UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2018

American Realty Capital New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000- 55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 4th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of stockholders (the “Annual Meeting”) of American Realty Capital New York City REIT, Inc. (the “Company”) was initially called to order on May 31, 2018 and reconvened on June 15, 2018. At the reconvened Annual Meeting on June 15, 2018, the Company’s stockholders re-elected, by a majority of the votes cast at the Annual Meeting, Abby M. Wenzel to the Company’s Board of Directors as a Class I director to serve until the Company’s 2021 annual meeting of stockholders and until her successor is duly elected and qualifies.

The Company’s stockholders also approved, by a majority of the shares entitled to vote at the Annual Meeting, each of the proposals to amend the Company’s charter.

The Company’s stockholders also ratified, by a majority of the votes cast at the Annual Meeting, the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, there were present, in person or by proxy, stockholders holding an aggregate of 22,347,025 shares of the Company’s common stock, out of a total number of 31,481,650 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 71.0% of the shares entitled to be voted.

The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Class I Director

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Abby M. Wenzel	18,644,243	2,181,421	1,384,289	137,072

Proposal 2 – Charter Amendments

Proposal	Votes For	Votes Against	Abstain	Broker Non-Votes
Proposal 2A to eliminate NASAA REIT guideline-related provisions and make certain other corresponding ministerial changes	15,958,894	4,539,217	1,711,842	137,072
Proposal 2B to eliminate the duration of the Company provision	15,806,419	4,678,980	1,724,554	137,072
Proposal 2C to revise certain ownership and transfer restrictions and make certain other corresponding ministerial changes	15,982,911	4,521,657	1,705,385	137,072

Proposal 3 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018:

	Votes For	Votes Against	Abstain	Broker Non-Votes
KPMG	19,190,225	1,725,894	1,430,906	*

*	No broker non-votes arose in connection with Proposal No. 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2018	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President and Secretary